Investments	12 Months Ended
Dec. 31, 2019
Investments [Abstract]
Investments	Investments
Investments consisted of the following:

	As of December 31,
(in thousands)	2019	2018

Investments held at cost	$4,405	$4,114
Equity method investments	3,970	3,048
Total investments	$8,375	$7,162
Our investments do not trade in public markets, thus they do not have readily determinable fair values. We estimate the fair values of the investments to approximate their carrying values at December 31, 2019 and 2018.